UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2006

eCollege.com

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28393	84-1351729
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One N. LaSalle Street, Suite 1800, Chicago, Illinois 60602

(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (312) 706-1710

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

On September 12, 2006, eCollege.com (the “Company”) is presenting at the Think Equity Growth conference in San Francisco and on September 14, 2006, the Company is presenting at the BMO Capital Markets Back to School 2006 Education Conference in New York City.  A copy of the Company’s presentation materials is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In the presentation materials, the Company discloses consolidated EBITDA and Free Cash Flow, which are “non-GAAP financial measures” under Securities and Exchange Commission rules.  The presentation materials state that a reconciliation of these “non-GAAP financial measures” to the most directly comparable measures calculated and presented in accordance with GAAP can be found in the investor section of the Company’s website at www.ecollege.com under the heading “Webcasts and Presentations.

Item 9.01. Exhibits.

(d) The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit

99.1	Presentation materials of eCollege.com

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eCollege.com

By:	/s/ Oakleigh Thorne
Name:	Oakleigh Thorne
Title:	Chief Executive Officer

Date:  September 12, 2006

EXHIBIT INDEX

The following is a list of the exhibits filed herewith.

Exhibit No.	Description of Exhibit

99.1	Presentation materials of eCollege.com